Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of December 5, 2016, by and among Walker Innovation Inc., a Delaware corporation (“Walker Innovation”), Jay S. Walker (“JSW”) and each of the Buyers signatory to this Agreement, as identified on the signature pages attached hereto.

WHEREAS, Walker Innovation proposes to sell 1.25 million Class A Common Shares (the “Shares”) of The Upside Commerce Group, LLC (the “Company”) to a limited number of accredited investors in a non-public transaction (the “Offering”); and

WHEREAS, the Shares are currently held by JSW and will be issued to Walker Innovation upon the exercise of a warrant (the “Warrant”) dated December 4, 2015, as amended November 29, 2016, and are subject to certain limitations on transfer as set forth in the Second Amended and Restated Agreement of Limited Liability Company of the Company, dated and effective as of May 11, 2016, as amended by Amendment No. 1 to the Second Amended and Restated Agreement of Limited Liability Company, effective as of July 20, 2016, Amendment No. 2 to the Second Amended and Restated Agreement of Limited Liability Company, effective as of November 9, 2016 (the “Upside LLC Agreement”); and

WHEREAS, Walker Innovation and each person that is subscribing for shares in the Offering (each a “Buyer” and collectively the “Buyers”) are executing and delivering this Agreement in reliance upon an exemption from securities registration under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Buyer desires to purchase that number of Shares set forth on each Buyer’s respective signature page.

NOW THEREFORE, in consideration of the foregoing and for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1.          Sale of Shares

(a)          Subject to the terms and conditions contained herein, including the condition that a majority of the Board of Managers of the Company unaffiliated with JSW shall have approved the transfer of the Shares under Section 8.1 of the Upside LLC Agreement and the admission of the Buyers as “Substitute Shareholders” under the Upside LLC Agreement (the “Upside Approvals”), Walker Innovation will sell to each Buyer, and each Buyer will purchase from Walker Innovation, severally and not jointly, for the purchase price of $2.00 per Share, that number of Shares set forth opposite such Buyer’s name on Exhibit A hereto.

(b)          The closing of the Offering will take place (the “Closing Notice”) two business days subsequent to the receipt of the Upside Approvals (the “Closing Date”).

(c)          On or prior to the Closing with respect to the Buyers listed on Exhibit A hereto, Walker Innovation shall deliver or cause to be delivered to such Buyer the following (the “Walker Innovation Deliverables”):

(i)          this Agreement, duly executed by Walker Innovation;

(ii)         adopted resolutions contained in executed unanimous written consent or consents or minutes of a meeting or meetings of the board of directors of Walker Innovation that authorizes the exercise of the Warrant and sale of the Shares to the Buyers (the “Board Resolutions”);

(iii)        duly executed notice of exercise to JSW pursuant to which Walker Innovation exercises the Warrant with respect to an aggregate of 1,250,000 Shares substantially in the form of Exhibit B (the “Exercise Notice”);

(iv)        evidence of the approval by the majority of the Board of Managers of the Company unaffiliated with JSW of the transfer of the Shares under Section 8.1 of the Upside LLC Agreement and the admission of the Buyers as “Substitute Shareholders” under the Upside LLC Agreement; and

(v)         the Compliance Certificate of Walker Innovation referred to in Section 4(a)(vii) hereof.

(d)          On or prior to the Closing, each Buyer shall deliver or cause to be delivered to Walker Innovation the following (the “Buyer Deliverables”):

(i)          this Agreement, duly executed by the Buyer;

(ii)         an Accredited Investor Questionnaire in the form of Exhibit C hereto;

(iii)        [RESERVED];

(iv)        the purchase price of the Shares such Buyer has subscribed for via wire transfer of immediately available funds to the account identified by Walker Innovation; and

(v)         IRS Form W-9, or, if applicable, the appropriate IRS Form W-8.

(e)          Within three (3) Business Days following the Closing, JSW shall arrange for the Company to deliver or cause to be delivered to each Buyer copies of an amended Schedule I to the Upside LLC Agreement evidencing the issuance of the Shares purchased by such Buyer hereunder, registered in the name of such Buyer.

2.          Buyer Representations

Each Buyer represents, warrants and covenants as follows:

(a)          Such Buyer is a natural person, and if other than a natural person, is duly formed, validly existing and in good standing under the laws of the state of its formation. Such Buyer has the legal capacity and authority to execute and deliver this Agreement and the Upside LLC Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Such Buyer has taken all action on the part of such Buyer necessary for the execution and delivery of this Agreement and the Upside LLC Agreement, the performance of all obligations of such Buyer to be performed as of the Closing and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Upside LLC Agreement have been duly executed and delivered by such Buyer and constitute valid and legally binding obligations of such Buyer, enforceable against such Buyer in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)          The Buyer is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and is purchasing the applicable Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act or applicable state securities laws, or any rule or regulation thereunder.

(c)          The Buyer acknowledges that (i) Walker Innovation currently may have, and later may come into possession of, information with respect to the Shares and the Company that is not known to the Buyer and that many be material to a decision to sell the Shares ("Buyer Excluded Information"), (ii) Buyer has determined to purchase the Shares notwithstanding its lack of knowledge of Buyer Excluded Information and (iii) neither Walker Innovation nor the Company shall have any liability to Buyer, and Buyer waives and releases any claims that it might have against Walker Innovation nor the Company with respect to Buyer Excluded Information. The Buyer has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company, and has done so.

(d)          The Buyer understands that the Company is not required to file periodic reports pursuant to the Securities Exchange Act of 1934 (the “1934 Act”), as amended.

(e)          The Buyer has sufficient experience in business, financial and investment matters and, in particular, investments in businesses similar to the Company, to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(f)          The Buyer can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(g)          The Buyer understands that: (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the transfer of the Shares is subject to restrictions under the Upside LLC Agreement; and (iv) there is no assurance that any registration statement may ever be filed with respect to the resale of the Shares, or, if filed, will remain effective for a sufficient time to enable the Buyer to sell any or all of its Shares.

(h)          The Buyer has consulted the Buyer’s own accountants, legal counsel and investment tax or other advisors as the Buyer deemed necessary in connection with the purchase of the Shares and has relied solely on the advice of such professionals and not on any information or statements from Walker Innovation, JSW or the Company.

(i)          The Buyer understands that neither the SEC nor any state securities commission or other governmental agency has reviewed or passed upon or made any recommendation or endorsement of the Shares or any investment therein.

3.          Walker Innovation Representations

(a)          Walker Innovation hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Buyers as follows:

(i)          Organization, Qualification and Corporate Power. Walker Innovation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Walker Innovation is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on Walker Innovation’s business. Walker Innovation has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

(ii)         Authorization of Transaction. Walker Innovation has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Walker Innovation of this Agreement and the consummation by Walker Innovation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Walker Innovation. This Agreement has been duly and validly executed and delivered by Walker Innovation and, when duly and validly executed and delivered by each other party hereto, will constitute a valid and binding obligation of Walker Innovation, enforceable against it in accordance with its terms.

(iii)        Noncontravention. Subject to compliance with the applicable requirements of the Securities Act, the 1934 Act and any applicable state securities laws, neither the execution and delivery by Walker Innovation of this Agreement, nor the consummation by Walker Innovation of the transactions contemplated hereby will (i) conflict with or violate any provision of the certificate of incorporation of Walker Innovation, (ii) require on the part of Walker Innovation any filing with, or permit, authorization, consent or approval of, any governmental entity, (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which Walker Innovation is a party or by which it is bound or to which any of its assets are subject, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Walker Innovation or any of its properties or assets.

(iv)        Title to Warrant. Walker Innovation is the sole legal and beneficial owner of and has good and valid title to the Warrant, and, following exercise of the Warrant as contemplated herein and upon delivery to the Buyers of the Shares to be sold hereunder, against payment made pursuant to this Agreement, good and valid title to such Shares, free and clear of any lien, pledge, charge, security interest, mortgage, or other encumbrance or adverse claim, will pass to the Buyers.

4.          Conditions Precedent to Closing

(a)          Conditions Precedent to the Obligations of the Buyers to Purchase Shares at the Closing. The obligation of each Buyer listed on Exhibit A hereto to acquire Shares at the Closing is subject to the fulfillment to such Buyer’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Buyer (as to itself only):

(i)          Representations and Warranties. The representations and warranties of Walker Innovation contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii)         Performance. Walker Innovation shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(iii)        No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(iv)        Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(v)         Consents. Walker Innovation shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(vi)        Walker Innovation Deliverables. Walker Innovation shall have delivered the Walker Innovation Deliverables in accordance with Section 1(c).

(vii)       Compliance Certificate. Walker Innovation shall each have delivered to each Buyer a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, President or Chief Financial Officer dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 4(a) hereof.

(b)          Conditions Precedent to the Obligations of Walker Innovation to sell Shares at the Closing. Walker Innovation’s obligation to sell and issue the Shares to each Buyer listed on Exhibit A hereto at the Closing is subject to the fulfillment to the satisfaction of Walker Innovation on or prior to the Closing Date of the following conditions, any of which may be waived by Walker Innovation:

(i)          Representations and Warranties. The representations and warranties made by such Buyer in Section 3 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(ii)         Performance. Such Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iii)        No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

5.          Miscellaneous

(a)          Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(b)          Binding Effect. This Agreement shall be binding upon and inure to the benefit of Walker Innovation and each Buyer and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(c)          Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 5(c).

(d)          Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(e)          Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Shares, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(f)          Amendment. This Agreement may be amended or modified only by a written instrument executed by Walker Innovation, JSW and by those Buyers who, in the aggregate, hold not less than 75% of the Shares sold in connection with this Agreement.

(g)          Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be enforced, governed and construed in all respects in accordance with the internal substantive laws of the State of New York (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction). Each Party hereby irrevocably submits and consents to the jurisdiction of the state and federal courts located in New York, New York with respect to any dispute, controversy, legal action or other proceeding that arises from or concerns this Agreement or the purchase of the Shares and acknowledges that he, she or it will accept service of process by registered or certified mail or the equivalent directed to his, her or its address set forth herein or by whatever other means are permitted by such courts. Each party hereby acknowledges that said courts have jurisdiction over any such dispute, controversy, legal action or other proceeding and that he, she or its hereby waives any objection to personal jurisdiction or venue in these courts or that such courts are an inconvenient forum.

(h)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and constitute the same instrument.

[the following pages are the signature pages]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WALKER INNOVATION INC.

By:	/s/ Jonathan Ellenthal
Its:	CEO

/s/ Jay S. Walker
Name: Jay S. Walker

BUYER: Leucadia National Corporation

By:	/s/ David Severn
Name:	David Severn
Title:	Managing Director
EIN:	13-261-5557
Address: Leucadia National Corporation 520 Madison Avenue, 11th Floor New York, NY 10022 Attn: David Severn and General Counsel dsevern@leucadia.com msharp@leucadia.com

Number of Shares: 1,250,000

Exhibit A

Investor Name	Investment Amount	Shares

Leucadia National Corporation	$2,500,000	1,250,000

Exhibit B

Form of Exercise Notice

To:	Jay S. Walker Two High Ridge Park Stamford, CT 06905

Dated:    [______], 2016

             The undersigned, pursuant to the provisions set forth in the Warrant dated as of December 4, 2015, as amended as of November 29, 2016, by and between Jay S. Walker, The Upside Commerce Group, LLC (formerly, Flexible Travel Company, LLC), a Delaware limited liability company (the “Issuer”) and Walker Innovation Inc. (collectively, the “ Amended Warrant”), hereby agrees to subscribe for the purchase of _______________________ (____________) Class A Common Shares covered by such Amended Warrant and makes payment herewith in full therefor at the price per share provided by such Amended Warrant. This subscription shall be effective on the date JSW has received this Notice of Exercise and the other items required under the Amended Warrant.

WALKER INNOVATION INC.

Signature:
Name:
Title:

ACKNOWLEDGED and ACCEPTED (including with
respect to a partial exercise in other than the increments
specified in Section 3 of the Warrant):

Signature:
Jay S. Walker

Exhibit C

Form of Accredited Investor Questionnaire

The undersigned is delivering this Accredited Investor Questionnaire to THE UPSIDE COMMERCE GROUP, LLC, a Delaware limited liability company (the “Company”), in connection with the undersigned’s proposed purchase of limited liability company interests of the Company (the “Securities”), and its admittance to the Company as a member.

The undersigned acknowledges and understands that (i) the Company will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of the exemptions, provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”), from the registration requirements of the Securities Act and (ii) the transfer, sale and assignment of the Securities will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the purposes described above and this Accredited Investor Questionnaire or the information provided herein, or both, may be furnished to such other parties as the Company, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

PART One
INVESTMENT EXPERIENCE AND PURPOSE TO BE
COMPLETED BY EVERY INVESTOR

1.	Investment Experience. This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you.

____	ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not using a Purchaser Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Accredited Investor Questionnaire.

____	ALTERNATIVE TWO*: The undersigned will use a purchaser representative who satisfies all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(i) of Regulation D promulgated under the Securities Act of 1933, as amended (“Purchaser Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person will be acting as Purchaser Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Purchaser Representative:_____________________________________

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THIS CONFIDENTIAL INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE.)

2.	Purpose of Investment. Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)

PART Two
GENERAL INFORMATION TO BE COMPLETED
BY EVERY INVESTOR

3.	Name:_____________________________

(exact name as it should appear in the records of the Company)

4.	If the prospective investor is a natural Person, identify the nature of ownership of the proposed investment:

[ ]	Single Ownership
[ ]	Tenancy by the entirety (Spouses only)
[ ]	Community property
[ ]	Joint tenancy with right of survivorship

5.	Marital status (if applicable):__________________

6.	Address of record:

7.	Telephone number: Fax:

8.	E-mail:

9.	Social Security or Taxpayer ID number:

10.	Describe any preexisting business or personal relationship between the prospective investor and any director or officer of the Company:

PART Three
INDIVIDUAL INVESTOR
TO BE COMPLETED ONLY BY INVESTORS
WHO ARE INDIVIDUALS

11.	This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you:

_____	My individual net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this Accredited Investor Questionnaire, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

_____	My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Accredited Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

12.	Educational background of prospective investor:

13.	Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

14.	The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

____ Yes	_____ No

15.	Investor’s investment objectives:

____ Income	Other, please state:______________________________
____ Appreciation

16.	Prior private placement investments made by prospective investor which evidence prospective investors investing experience in transactions similar to this purchase of Securities:

____ Yes	_____ No

If yes, please explain:________________________________________________________________________

PART Four
CORPORATE INVESTOR
TO BE COMPLETED BY INVESTORS WHO ARE
CORPORATIONS (AND OTHER ENTITIES)

17.	Type of organization (partnership, corporation, etc.): ___________________________________________

18.	Date and State of organization: ___________________________________________

19.	Select the representation provided below that applies:

(____) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

(____) a broker or dealer registered pursuant to Section 15 of the Exchange Act of 1934, as amended (the “Exchange Act”);

(____) Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(____) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

(____) an insurance company as defined in Section 2(a)(13) of the Securities Act;

(____) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(a)	(____) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(b)	(____) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as such term is described in Rule 506(b)(2)(ii)of Regulation D;

(c)

(____) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

(____) an employee benefit plan with total assets in excess of $5,000,000; or

(____) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are “accredited investors., as such term is defined in Rule 501(a) of Regulation D; or

(d)	(____) an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501(a) of Regulation D. Note: prospective investor must submit an individual Accredited Investor Questionnaire for each equity owner.

List all equity owners of the entity:

PART Five
REGISTRATION STATEMENT INFORMATION TO BE
COMPLETED BY EVERY INVESTOR

20.	Are you, or is your organization, a broker-dealer registered under Section 15 of the Exchange Act?

____ Yes	_____ No

21.	Are you, or is your organization, an affiliate of a broker-dealer?

____ Yes	_____ No

If the answer is yes, please explain the nature of any such relationship:

22.	Have you had any position, office or other material relationship, or has your organization had any material relationship, within the past three years with the Company or any of its affiliates?

____ Yes	_____ No

If the answer is yes, please explain the nature of any such relationship:

23.	Please describe all other securities of the Company that you beneficially own or that your organization beneficially owns.

24.	Have you made or are you aware of any arrangements relating to the distribution of any shares of the Company’s member interests?

____ Yes	_____ No

If the answer is yes, please describe the nature and amount of such arrangements:

25.	If investing as an entity, please list all natural persons with the power to vote or dispose of the Securities being purchased:

PART Six
REPRESENTATIONS AND WARRANTIES TO BE
COMPLETED BY EVERY INVESTOR

26.	The undersigned understands and acknowledges that Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Accredited Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

(a)	The information is complete and correct and may be relied upon by the Company in determining whether the sale of Securities in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

(b)	The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Accredited Investor Questionnaire occurring prior to the completion of the sale of the Securities; and

(c)	The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment in the Securities of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time the undersigned has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Accredited Investor Questionnaire as of _______________________, 2016.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Print Name of joint investor or other person whose signature is required	Signature of Authorized Signatory

Signature